UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 21, 2015
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 21, 2015, Four Corners Property Trust, Inc. (“FCPT”) entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Darden Restaurants, Inc. (“Darden”). The Separation Agreement was entered into in connection with Darden’s previously announced spin-off of FCPT (the “Spin-off”), which is more fully described in the information statement, dated October 21, 2015 (the “Information Statement”), included as Exhibit 99.1 to FCPT’s Registration Statement on Form 10 (File No. 001-37538) filed with the U.S. Securities and Exchange Commission (as amended, the “Registration Statement”). The Separation Agreement contains the key provisions relating to the separation of FCPT’s business from Darden. It also contains other agreements that govern certain aspects of FCPT’s relationship with Darden that will continue after the Spin-off. A summary of the material terms of the Separation Agreement is set forth in the Information Statement under “Our Relationship with Darden Following the Spin-Off - Separation and Distribution Agreement,” and is incorporated by reference herein. The description is qualified in its entirety by the agreement filed with this Current Report on Form 8-K as Exhibit 2.1, which is incorporated by reference herein.

Item 8.01	Other Events.
On October 21, 2015, the Registration Statement was declared effective by the Commission. Darden has made the Information Statement publicly available and intends to begin mailing it to stockholders on or about October 23, 2015.
On October 21, 2015, Darden issued a press release relating to the Spin-off. A copy of the press release is attached hereto as Exhibit 99.1.
Cautionary Statement Regarding Forward Looking Statements
Forward-looking statements in this Current Report on Form 8-K are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements.
Forward-looking statements include, but are not limited to, statements regarding the completion of the transaction, the effective date of the distribution and other transaction dates, the expected benefits of the transaction, and the pro forma dividend for each company. Such statements are based on estimates, projections, beliefs, and assumptions that FCPT believes are reasonable but are not guarantees of future events and results. Actual future events and results of FCPT may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Factors that could cause actual results to differ materially from those contemplated in Darden’s forward-looking statements include, among others: (i) risks related to the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Darden (post-spin) and FCPT to conduct and expand their respective businesses following the proposed Spin-off, the ability of Darden to reduce its debt by the currently-anticipated amounts, and the diversion of management’s attention from regular business concerns; (ii) the risk that the conditions to the Spin-off, including financing of the transaction, are not satisfied; and (iii) those additional factors set forth under “Risk Factors” in the Information Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of October 21, 2015, by and between Darden Restaurants, Inc. and Four Corners Property Trust, Inc.
99.1	Press Release, dated October 21, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ William H. Lenehan
William H. Lenehan
Chief Executive Officer
Date: October 21, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of October 21, 2015, by and between Darden Restaurants, Inc. and Four Corners Property Trust, Inc.
99.1	Press Release, dated October 21, 2015.

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